UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 7, 2020

TechTarget, Inc.

(Exact name of Registrant as Specified in Its Charter)

Delaware	1-33472	04-3483216
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

275 Grove Street, Newton, MA		02466
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s Telephone Number, Including Area Code: (617) 431-9200

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act.

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.001 per value per share	TTGT	Nasdaq Global Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.02 Results of Operations and Financial Condition.

On February 12, 2019, TechTarget, Inc. (the “Company”) disclosed its results for the quarter and twelve (12) months ended December 31, 2019 in its Shareholder Letter, which is posted on the Investor Relations section of its website at www.techtarget.com. The Shareholder Letter is furnished as Exhibit 99.1 to this Current Report on Form 8-K. The information contained in Item 2.02 of this Form 8-K (including Exhibit 99.1) is furnished in accordance with SEC Release No. 33-8216 and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”) or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, regardless of any general incorporation by reference language in such filing, except as expressly set forth by specific reference in such a filing.

Item 5.03.    Amendments to Articles of Incorporation or By-laws; Change in Fiscal Year.

On February 7, 2020, the Board of Directors (the “Board”) of the Company approved an amendment (the “Amendment”) to the Company’s Amended and Restated By-laws (the “By-laws”). Article I, Section 7 of the By-laws was amended to replace the current plurality voting standard for uncontested director elections with a majority voting standard, effective immediately. The majority voting standard provision provides that a director nominee in an uncontested election is not elected unless the number of votes cast “for” such director’s election exceeds the number of votes cast “against” that director’s election by the shares present in person or represented by proxy at the meeting and entitled to vote on the election of directors. A plurality voting standard remains applicable to contested director elections.

The foregoing summary of the Amendment is qualified in its entirety by reference to the complete text of the Amendment, which is attached as Exhibit 3.1 to this Current Report on Form 8-K and is incorporated by reference herein.

Item 8.01.Other Events.

In connection with the Amendment, on February 7, 2020 the Board also approved an amendment to its Corporate Governance Guidelines (the “Guidelines”) to provide that as a condition to being nominated by the Board for re-election, each incumbent director must deliver to the Board an irrevocable resignation that becomes effective if (1) such nominee does not receive more votes cast “for” such nominee’s election than the votes cast “against” such nominee’s election and (2) the Board determines to accept such resignation in accordance with the Guidelines. Pursuant to the Guidelines, as amended, the Board will consider a number of factors in determining whether to accept or reject such a resignation, including, as it deems appropriate, any stated reasons why stockholders voted against the director, how the shares were voted, the director’s qualifications and past and expected future contributions to the Company and the overall composition of the Board. The amended Guidelines can be found under “Corporate Governance” on the Investor Relations page of the Company’s website at www.techtarget.com.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

The following Exhibit 99.1 relating to Item 2.02 shall be deemed to be furnished, and not filed:

Exhibit Number	Description

3.1	Amendment No. 1 to the Amended and Rested By-laws of TechTarget, Inc., dated February 7, 2020.
3.2

Amended and Restated Bylaws of TechTarget, Inc. (previously filed as Exhibit 3.3 to TechTarget, Inc.’s Amendment No. 1 to Registration Statement on Form S-1/A filed March 20, 2007 (File No. 333-140503) and incorporated herein by reference).

99.1	Shareholder Letter dated February 12, 2020.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

TechTarget, Inc.

Date: February 12, 2020	By:	/s/ Daniel Noreck
Daniel Noreck
Chief Financial Officer and Treasurer